UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Reported):November 13, 2026 ( November 9, 2026 )

National Health Investors, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-10822	62-1470956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Robert Rose Drive,
Murfreesboro, TN 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2026, National Health Investors, Inc. (the “Company”) entered into an Indemnification Agreement (each, an “Indemnification Agreement”) with each of the Company’s directors and certain of the Company’s officers, including each of the Company’s executive officers.

Each of the Indemnification Agreements obligates the Company to indemnify the directors and officers to the maximum extent permitted by Maryland law. Each Indemnification Agreement provides that, if a director or officer is a party or is threatened to be made a party to any proceeding by reason of such director’s or officer’s status as a director, officer or employee, the Company must indemnify such director or officer for all expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, unless it has been established that:

•the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;

•the director or officer actually received an improper personal benefit in money, property or services; or

•with respect to any criminal action or proceeding, the director or officer had reasonable cause to believe that his or her conduct was unlawful.

The Company will have no obligation (1) to indemnify such director or officer for a proceeding by or in the right of the Company, for expenses and liabilities actually incurred by him or her, or on his or her behalf, if it has been adjudged that such director or officer is liable to the Company with respect to such proceeding, (2) to indemnify or advance expenses of such director or officer for a proceeding brought by such director or officer against the Company, except for a proceeding brought to enforce indemnification under the Maryland General Corporation Law or as otherwise provided by the Company’s bylaws, articles of incorporation or the applicable Indemnification Agreement, or (3) to indemnify or advance expenses of such director or officer for a proceeding for an accounting of profits arising from the purchase and sale by such director or officer of securities of the Company in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, rules and regulations promulgated thereunder, or any similar provisions of federal, state or local law.

The foregoing description of the Indemnification Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form Indemnification Agreement, a copy of which is filed as Exhibit 10.1 hereto and the terms of which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Index
Number	Exhibit
10.1	Form of Indemnification Agreement
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).
..

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.

By:    /s/ Todd M.Siefert
Name:    Todd M. Siefert
Title:    Principal Financial Officer

Date:    November 13, 2026